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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 4, 2001
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                            Cell Therapeutics, Inc.
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            (Exact name of registrant as specified in its charter)


         Washington                  0-28386                   91-1533912
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


         201 Elliott Avenue West, Suite 400, Seattle, Washington 98119
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (206) 282-7100
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                                Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events

     On June 4, 2001, Cell Therapeutics, Inc. announced that it proposes to offer $150 million of convertible subordinated notes due 2008 in a private placement, subject to market and other conditions. A copy of the press release announcing the proposed offering is attached hereto as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release issued June 4, 2001

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CELL THERAPEUTICS, INC.



Dated:  June 4, 2001                By:  /s/ Louis A. Bianco
                                         ---------------------------------------
                                         Louis A. Bianco
                                         Executive Vice President Finance and
                                         Administration

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                                 EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release issued June 4, 2001

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